united states

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 12, 2013

Astoria Financial Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-11967	11-3170868
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

ONE ASTORIA FEDERAL PLAZA, LAKE SUCCESS, NEW YORK 11042-1085

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (516) 327-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 12, 2013, Astoria Financial Corporation (the “Company”) issued a press release announcing that it has priced its public offering of 5,400,000 depositary shares, each representing a 1/40th interest in a share of its 6.50% Series C Non-Cumulative Perpetual Preferred Stock, at $25.00 per depositary share, for gross proceeds of $135,000,000. In addition, the Company has granted the underwriters a 30-day option to purchase up to an additional 600,000 depositary shares to cover over-allotments, if any, at the same price, for potential additional gross proceeds of $15,000,000. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.
	Exhibit 99.1	Press release dated March 12, 2013

signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTORIA FINANCIAL CORPORATION
By: /s/ Alan P. Eggleston Alan P. Eggleston Senior Executive Vice President, Secretary and Chief Risk Officer

Dated: March 12, 2013

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated March 12, 2013